ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                        SUPPLEMENT DATED MARCH 17, 2009,
                      TO THE PROSPECTUS DATED MAY 1, 2008,
    AS SUPPLEMENTED ON JUNE 17, 2008, SEPTEMBER 15, 2008, NOVEMBER 17, 2008, DECEMBER 19, 2008, JANUARY 6, 2009, JANUARY 9, 2009, AND FEBRUARY 3, 2009.

  This supplement updates certain information contained in the prospectus, and should be attached to the prospectus and retained for future reference.



FOR THE AZL MONEY MARKET FUND, EFFECTIVE MARCH 17, 2009, THE DISCLOSURE UNDER THE HEADING "FEES AND EXPENSES - ANNUAL FUND OPERATING EXPENSES" ON PAGE 48 IS SUPPLEMENTED WITH THE FOLLOWING INFORMATION:



The Manager has voluntarily undertaken to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

    1. the repayments will not cause the Fund's net investment income to fall below 0.00%;
    2. the repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place; and
    3. any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or the Distributor to receive such payments could negatively affect the Fund's future yield.

                                                                 AZLPRO-008-0508